Welcome
Summer Member Meetings 2011

Agenda
• Welcome
• Recent Financial Results
• Washington Update
• <Break>
• Member Update
• U.S. Economic Conditions: Impact on
Members and FHLBC Solutions

This presentation contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as
“anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,”
“may,” “should,” “will,” or their negatives or other variations on these terms. We caution that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking
statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized.
These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, our ability to

successfully transition to a new business model and to pay future dividends and the risk factors set forth in our periodic filings with the
Securities and Exchange Commission, which are available on our website at www.fhlbc.com. In addition, certain information included here speaks only as of the particular date or dates included in this presentation, and the information in the presentation may have become out of date. We do not undertake an obligation, and disclaim any duty, to update any of the information in this presentation. The data and valuations provided in this presentation are for information purposes only and are provided as an accommodation and without charge. This presentation is not intended to constitute legal, investment, or financial advice or the rendering of legal, consulting, or other professional services of any kind. “Mortgage Partnership Finance,” “MPF,” “MPF
Xtra,” “DPP,” and “DPP Advantage” are registered trademarks of the
Federal Home Loan Bank of Chicago.

Recent Financial Results
Roger Lundstrom
Chief Financial Officer

2010: Strong Transitional Year
• Bank achieved strong profitability
• Bank paid a dividend for the fourth quarter
• Retained earnings reached record level
• Market value of the Bank grew robustly
• While there are still factors that impact
specific quarters, income is becoming more
consistent

Income

7$ in millions
Income Statement – Selected Items
*Includes gain/loss on OTTI, hedging, and debt transfers
**Excludes MPF Program, REO Gains (Losses), FHFA, and Office of Finance
expenses
FY 2010 FY 2009 Difference
Net Interest Income $756 $570 $186
OTTI Charges, Credit Portion (163) (437) 274
NII Including Adjustments* 628 45 583
Operating Expenses** (107) (114) 7
Net Income 366 (65) 431

Prepayment Income: Impact on Net Income
2010 2009 Difference
Net Income $366 ($65) $431
Prepayment Fees 213 66 147
Hedge Unwinds (44) (49) 5
Net Prepayment Fee 169 17 152
AHP & REFCORP (45) (5) (40)
Impact on Net Income 124 12 112
$ in millions

9$ in millions
Income Statement – Selected Items
*Includes gain/loss on OTTI, hedging, and debt transfers
**Excludes MPF® Program, REO gains (losses), FHFA, and Office of Finance expenses
1Q 2011 1Q 2010 Difference
Net Interest Income $119 $136 ($17)
OTTI Charges, Credit Portion (20) (44) 24
NII Including Adjustments* 85 29 56
Operating Expenses** (24) (24) -
Net Income 26 1 25

Other-Than-Temporary Impairment (OTTI)
Impact on YTD Net Income
$ in millions
Net Income has improved significantly.
1Q 2011 FY 2010 FY 2009 FY 2008
Net Income (Loss) $26 $366 ($65) ($119)
OTTI Charges, Credit Portion 20 163 437 53
Impact on Assessments (5) (43) (99) -
Net Income (Loss) Excluding OTTI 41 486 273 (66)

Quarterly Net Income

-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
Mar-03 Mar-04 Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 Mar-11
Net Spread

Anticipated long-term net spread range

Other-Than-Temporary Impairment

Other-than-Temporary Impairment
As of March 31, 2011
$ in millions
* Accumulated Other Comprehensive Income
Credit Losses = losses due to cash flow shortfalls on the underlying securities
Non-Credit Losses = losses that primarily result from current market conditions net of accretion
FY 08 $53 $233
FY 09 437 745
FY 10 163 (314)
1Q 11 20 (58)
$673 $606
Non-Credit Losses
Change in AOCI*Credit Losses

Other-than-Temporary Impairment -- Credit Losses
* Credit Losses = losses due to cash flow shortfalls on the underlying securities

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
FY 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
M
i
l
l
i
o
n
s

Non-credit OTTI
$ in billions 16

MPF® Loan Loss Reserve Summary

Outstanding balance $37.8 million as of 03/31/11
• 2010 added $19 million
• 2011 added $5 million through 3/31/11

MPF REO Property
$ in thousands

Profitability – Spread to Index
-12.55% -11.76%
1.17%
-2.79%
-5.65%
10.49%
-17.07%
2.14%
-0.13%
12.53%
12.14%
13.20%
7.67%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
1Q
2008
2Q
2008
3Q
2008
4Q
2008
1Q
2009
2Q
2009
3Q
2009
4Q
2009
1Q
2010
2Q
2010
3Q
2010
4Q
2010
1Q
2011

Balance Sheet

Selected Balance Sheet Items – Assets
Q1 2011 vs. Q1 2010
$ in millions
3/31/2011 3/31/2010 Difference
Assets
Advances $17,893 $21,291 ($3,398)
MPF Loans Held in Portfolio, net 16,960 22,678 (5,718)
Long-term Investments 24,809 24,696 113
Total Assets 84,011 86,069 (2,058)

Advance Balances

MPF Loans Held in Portfolio

Selected Balance Sheet Items – Liabilities & Capital
First Quarter-End vs. Prior Year Quarter-End
$ in millions
3/31/2011 3/31/2010 Difference
Liabilities
C.O.'s, D.N.'s, Repos $77,419 $78,813 ($1,394)
Mandatorily Redeemable Capital Stock 531 470 61
Total Liabilities 80,989 83,526 (2,537)
Capital
Capital Stock 2,332 2,332 0
Retained Earnings 1,125 709 416
Accumulated OCI (435) (498) 63
Total Capital 3,022 2,543 479
Total Liabilities and Capital 84,011 86,069 (2,058)

MPF Xtra® Outstanding

Advances and MPF
2626

Retained Earnings

Ratio of Market to Book

29
FHLBC Members Placed Into Receivership
As of Date # Institutions
12/31/2009 19
12/31/2010 16
YTD 2011 6
• Total credit outstanding $1.4 billion
• All institutions were fully collateralized
• No credit losses to date

Resumption of Dividend Payments
• Paid dividends for the fourth quarter of 2010
and the first quarter of 2011
• 0.10% per share annualized
• Important milestone in remediation of Bank

Conclusions
• The financial health of the Bank improved
dramatically in 2010
• Future Bank balance sheet will be more
heavily impacted by member use and needs
• Retained earnings growth was robust,
providing a strong foundation for future Bank
initiatives
• Returns are becoming more consistent,
although future economic conditions may
impact that consistency

Washington Update
Matt Feldman
President and CEO

Public Policy Issues and FHLBanks
• Capital Plan (FHLB Chicago)
• GSE Reform and FHLBanks
• FHLBank System Capital Initiative
• Housing Finance Reform
• How these debates may affect you and your
customers

FHLB Chicago Capital Plan
• Plan submitted to FHFA
• Substantive conversations have taken place
• FHLB Chicago is positioned to implement
subject to regulator approval
• Members will have ample time to review plan
and have opportunities to ask questions
– Information Statement
– Meetings
– Webinars

System Capital Initiative
• REFCORP obligation ending soon
• Restricted retained earnings program
expected to begin in subsequent quarter
• Impact on investment portfolios for
FHLBanks
• FHFA recent remarks regarding size of
FHLBank investment portfolios

GSE Reform and FHLBanks
• Current focus is on Fannie and Freddie
• Debate centers on timing and method of
resolution of held portfolios
• Bills have been introduced that address
Fannie and Freddie, but so far have been
silent on FHLBanks
• Passage of bills not likely until after 2012
election

Focus on Fannie and Freddie
• In the meantime, Fannie and Freddie
continue to play huge role in providing
liquidity to conventional, conforming, fixed-
rate mortgages
• Fannie and Freddie also support affordable
housing

Filling Fannie and Freddie’s Shoes
• Issues around filling/replacing those roles
– Government support of secondary mortgage
market
– Indirect support of affordable housing
– “Skin in the game” and risk retention
– Covered bonds
– Rethinking homeownership
30-year prepayable mortgages
Mortgage interest deduction

GSE Reform and FHLBanks
• Obama Administration issued White Paper in
February explicitly addressing FHLBanks
• Acknowledged FHLBanks’ “vital role” in
providing stable source of liquidity to
institutions of all sizes
• Recommended limiting membership to one
FHLBank
• Recommended limiting advances
• Supported FHFA efforts to reduce
investment portfolios

Limiting Membership to One FHLBank
• Intent: focus FHLBanks on community
financial institutions
• Aligns FHLBank priorities with those of
community financial institutions
• Opportunity to create covered bond market
for use by “too big to fail” originators
• Reality: concentrates risk in one FHLBank

Limiting Levels of Advances
• Intent: recognizes that large members can
access capital markets in other ways
• Intent: protect system from large members
triggering joint and several liability
• Reality: small/medium members would also
be impacted
• Reality: all members benefit from the scale
provided by the largest financial institutions
that are members

Why Continue Multiple Memberships?
• FHLBanks provide contingent liquidity during
times of stress when other sources might be
unavailable
• Larger scale of system borrowing enhances
market and pricing for funding
• Large members provide capital support for
current members
• Reduction in capital and assets could lead to
consolidation of FHLBanks

Possible Outcome
• Large institutions are likely to remain as
FHLBank members
– Support their access to funding during
times of economic unrest
– Supports operations of 12 FHLBanks with
ownership residing within each District

Other Issues Involving FHLBanks
• Should FHLBanks be explicitly guaranteed
by the government?
• Considerations:
– Replace the implied guarantee with an
explicit guarantee
– Public policy issues include commitment to
community banking in the United States

Other Issues Involving FHLBanks
• Is government involvement in secondary
mortgage market necessary?
• Considerations:
– Support of securitizations of mortgages
– Risk to taxpayers
– Public policy issues including affordable
housing and conventional, conforming
mortgages

Other Issues Involving FHLBanks
• Is government support for affordable housing
necessary?
• Support could be direct or indirect
• Considerations:
– Viability of programs
– Affordable housing goals may have
contributed to the housing crisis
– Need for affordable housing: will private
sector fill the void?

Importance for FHLB Chicago…and You
• Secondary mortgage market will change, but
will survive
• Your approach to mortgage origination may
change
• MPF® Program may have to change in
response to changes

Importance for FHLB Chicago…and Uou
• FHLB Chicago investment portfolio will
decrease as business model is implemented
• “Income bridge” from investment portfolio
intact, but not permanent
• FHLB Chicago has a diversified mix of
members

FHLBC Participation in Debates
• Government Relations Outreach
• Submission of comment letters
• Bank Presidents Conference Public Policy
Committee
• Council of Federal Home Loan Banks
• Work closely with trade associations at both
state and national levels

And so in conclusion, maybe…
• Many proposals, much rhetoric:
– Most represent light without heat!
• A few things are likely:
There will be mortgage aggregators and
guarantors with some form of explicit federal
support to provide certainty and continuity to the
fixed-rate mortgage market
FHLBanks will continue to provide liquidity and
term financing to community financial institutions
All of this will take several years to play out, and:

And so in conclusion, maybe…
In the end, nobody will be totally
satisfied with the solutions!

Member Update
Chad Brandt
Executive Vice President
Banking and Advances Product Group

Member Update
• Membership Trends: What FHLB Chicago
Members are Saying
• Joint Responsibilities in a Cooperative
• Changing the Way We Do Business
• Partnering with Members

Quick Update on Membership
• Reaching out to prospective members in all
sectors
• As members have been resolved or merged
out of district, we have added 35 new
members since 2007
• We expect to add our first CDFI in June
• Resumption of dividend and capital plan
approval will make it easier for some
prospects to become members

FHLBC Membership

# FHLB Chicago Members

Member Profile: Risk Ratings

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Member Risk Rating Trends
RR5 RR4 RR3 RR2 RR1

What Are FHLBC Members’ Results Telling Us?
• Bank-wide, trends are:
– Lower non-performing/total assets %
– Improving FHLBC credit ratings
– Slower deterioration in Commercial Real Estate
(CRE) and Commercial/Industrial (C & I)
• Bank failures still a reality
– Six during first five months of 2011
• Secured lending practices make it possible to
support troubled members
• No credit losses in history of Bank

What Are FHLBC Members Telling Us?
• Most members that are borrowing are funding
short-term, but
• We are also starting to see some terming out
• Advance structures and terms are flexible and can
match your view of the market and your funding
strategy

FHLBC Active Borrowers

FHLBC MPF Program

FHLBC Community Investment Program

Survey of Member Opinions
• Survey attached to meeting invitation
• A cross-section of members (size)
participated
• Interesting, if not statistically significant
• Insight into opportunities to partner with
FHLB Chicago

When will Fed raise rates?
• 82% said 2012
• 32% said second half of 2012
• So, how do you prepare for the rate
increase?
• Options:
– Stay short, if you’re borrowing at all
– Take some chips and term out to take
advantage of low rates

FHLBC Survey Responses

View of Loan Demand
• Nearly half said loan demand is flat
• Minority (13%) said demand continues to fall
• Do you think demand is picking up?
– Those who said yes, cited CRE more than
residential mortgages or C & I

FHLBC Survey Responses

View of Employment
• Nearly three-quarters cited “some
improvement”
• Zero said “significant improvement”
• We know employment is linked to loan
demand

FHLBC Survey Responses

Challenges to Institution and Economy
• Eight choices to be ranked
• Impact on earnings of non-performing assets
• Insufficient loan demand/limited opportunities
for growth
• Regulatory requirements
• Access to liquidity/funding
• Legislative

FHLBC Survey Responses

What Does FHLBC Do in the Meantime?
• New tagline reflects strategic and tactical
plans:
– Member owned. Member focused.
• How?
– Emphasis on cooperative structure
– Emphasis on member needs

How can we partner in this uncertain time?
• Advances
– Member use makes the cooperative work
– FHLBC has lowered pricing
Competitive with repo transactions
When rates rise, more competitive with
brokered CDs
– Term out some of your portfolio now
– Community Investment Cash Advances for
eligible projects

How can we partner in this uncertain time?
• Letters of Credit
– Standby LOCs
For Performance Guarantees
To Secure Public Unit Deposits
Credit Enhancement for Bond Financing
• Direct Pay LOCs

How can we partner in this uncertain time?
• Using Advances for balance sheet
management
– Developing funding strategies to match your
institution’s goals and philosophy
– Managing interest rate risk

How can we partner in this uncertain time?
• MPF Xtra
– Members can continue to offer important core
mortgage products while maintaining
customer relationships
– Retain valuable servicing fee income
– Exceptional customer service for members of
all sizes
• MPF risk-sharing product available through
FHLB Boston

How can we partner in this uncertain time?
• Affordable Housing Program
– Application now available (Due August 1)
– $23 million available in 2011
– Excellent way to build partnerships with
community organizations
– Webinars/training in June
– More information on website

How can we partner in this uncertain time?
• Downpayment Plus® and Downpayment
Plus Advantage®
– More than $10 million still available
– Down payment assistance to eligible
buyers
– Not just for first-time buyers

Striving to be better business partners
• Lower advance pricing
• Expanded collateral eligibility and
streamlined collateral reporting available
through updated Advances Agreement
– More than 200 members have executed new
agreement
– Agreement brings us more in line with best
practices in the FHLBank System

Striving to be better business partners
• Improved financial results
• Resumption of dividend
• Awaiting approval for capital plan, but in the
meantime…
• GOLF!!! We’ll be “back in the swing”
– August 4, 2011 Weaver Ridge, Peoria
– August 11, 2011 Grand Geneva, Lake Geneva
– August 18, 2011 The Bull, Sheboygan
• Watch your mail and email for details

U.S. Economic Conditions:
Impact on Members and FHLBC
Solutions
Patrick A. Quinn
Senior Vice President
Banking and Advances Product Group

Outline
• Update On Economic Conditions
• The Economy’s Mild Recovery
• The Federal Reserve and QE2
• Impact On FHLBC Members
• Member Solutions
• Summary

Update On Economic Conditions
• The U.S. economy is experiencing the weakest
post-recessionary recovery in modern times.
• Many economic forecasts at the start of 2011 were
looking for much stronger growth.
• However, recent economic data suggests that
momentum is slowing and strong headwinds
prevail.
• Is this a temporary blip?
• Not according to the bond market.

Update On Economic Conditions
• Since the “end” of the recession (June 2009):
– GDP has risen 2.8%;
– Consumer spending has increased by $745B (7.5%);
– Core inflation has increased 1.75%;
– Non-farm payrolls have increased 489k;
– New home sales have decreased 18.4%; and
– Household debt has fallen $734B (6.0%)

GDP: Moderate Growth with Major Uncertainties
Source: Bureau of Economic Analysis

Consumer Spending Is Trending Higher
Source: Bureau of Economic Analysis

Manufacturing Strong
Source: Institute for Supply Management

Inflation Moves Closer To Fed Target
Source: Bureau of Labor Statistics

But, Is Inflation Transitory?
Source: Federal Reserve Database

But, Is Inflation Transitory?
Source: Bureau of Economic Analysis

Job Creation Is Modestly Improved
Source: Bureau of Labor Statistics
1.7M jobs created
since January 2010

Where are the jobs?
Source: Bureau of Labor Statistics

Illinois Non-Farm Payroll Growth
Source: Bureau of Labor Statistics
Strong
manufacturing
gains

Wisconsin Non-Farm Payroll Growth
Source: Bureau of Labor Statistics
Strong
manufacturing
gains

Housing Sector Remains A Drag
Source: Federal Housing Finance Agency

Housing Sector Remains A Drag
Source: U.S. Census Bureau

Household Income From Real Estate Continues To Fall
Source: Federal Reserve Board of Governors
Note: Chart does not start at 0% To Better Show Change

Wages Remain Stagnant
Source: Bureau of Labor Statistics
Average hourly earnings have risen
$0.79 to $19.37 since the recession
ended, a 4.25% increase.

Economic Solutions
• The Federal Reserve balance sheet continues to
expand as the Fed remains aggressive in its
response to economic conditions.
• Quantitative Easing 2 (QE2) is scheduled to end on
June 30, which has only added more uncertainty to
the direction of interest rates.
• Where does the Fed go from here?

End of Quantitative Easing Draws Near
Source: Federal Reserve Board of Governors
*$670B in Treasury purchases less an estimated $124B in
MBS paydown reinvestments
The Federal Reserve has
purchased $525B* of the
$600B program which ends
June 30.

The Fed Balance Sheet Continues To Expand
Source: Federal Reserve Board of Governors

Is QE2 Working?
Source: Federal Reserve Board of Governors
The rising Fed balance
sheet has had little impact
on either the money supply
or loan growth

The Problematic U.S. Federal Deficit
• The risks associated with the U.S. fiscal problems
are enormous at this point in the economic
recovery.
• The impact of a fiscal crisis, including higher interest
rates and drastic spending cuts, would severely
hamper GDP growth.
• A strong economic recovery would alleviate the
financial crisis.
• Failing to successfully resolve the debt ceiling issue
could threaten the recovery.

The Problematic U.S. Federal Deficit
Source: Office of Management and Budget

U.S. Debt Ceiling: We have been here before.
Source: U.S. Treasury Department
The debt ceiling has been
raised 24 times for a total
increase of $12.4B since 1985.

Quotes on Economic Conditions
“Even with the many
challenges we face,
the economy is
healing and getting
stronger”
--Treasury Secretary
Timothy Geithner
Detroit Economic Club
April 28, 2011
“Our economy is far
from where we would
like it to be.”
-- Federal Reserve
Chairman Ben
Bernanke
Community Affairs
Research Conference
April 20, 2011

Quotes on Inflation
“To be sure, we see some
increase in headline
inflation due to higher
food and energy prices,
but we do not expect
these to materially boost
underlying inflationary
trends.”
-- Federal Reserve Bank of
Chicago President Evans
U. of South Carolina
March 28, 2011
“It does seem improbable
that the inflation rate
would ever get beyond
3.5 percent, let alone
knock on the door of 10
percent. But I’m here to
tell you it’s going to 10
percent.”
-- Economic Journalist Jim
Grant
Associated Press Interview
May 20, 2011

Quotes on Fiscal Situation
"Although we believe these
strengths currently outweigh
what we consider to be the
U.S.'s meaningful economic
and fiscal risks and large
external debtor position, we
now believe that they might
not fully offset the credit
risks over the next two years
at the 'AAA' level."
-- Standard & Poor's credit
analyst Nikola G. Swann
Press Release
April 18, 2011
“If ever there was an
organization more corrupt,
incompetent, and less
capable of issuing an
intelligent analysis on debt
than S&P, I am unaware of
them.”
-- Economic Journalist Barry
Ritholtz
www.ritholtz.com/blog
April 18, 2011

Status Of U.S. Banks
• The banking industry continues to recover.
• FDIC-insured commercial banks posted net income
of $29B in the first quarter of 2011, the best
quarterly result since Q2 2007.
• Loan-loss provisions continue to fall, $20.7B in
1Q11 from $51.6B one year ago.
• The FDIC “Problem List” now includes 888 banks.
• The Deposit Insurance Fund (DIF) balance was
-$1.0B in1Q11 from -$7.4B one year ago and the
FDIC reports in its Quarterly Banking Profile that
the balance should turn positive in Q211.

Status Of U.S. Banks
• Loan levels continue to fall while security levels
continue to increase.
Source: Federal Reserve Board of Governors

Status Of U.S. Banks
• Cash levels remain near record highs.
Source: Federal Reserve Board of Governors

Impact On FHLBC Members
• Members continue to favor the short end of the
yield curve for their funding needs.
• According to market movements, analysts,
economists, and investors have pushed back their
forecasts for possible Fed rate hikes as short-term
rates have moved even lower.

Taylor Rule Suggests Low Rates
• Taylor Rule was developed by John Taylor in 1993
as an estimation of the short-term interest rate
needed to stabilize both the economy and inflation.
• Taylor’s Rule suggests that the real short-term
interest rate is determined by three factors:
– Where actual inflation is in relation to the target
inflation rate.
– How far economic activity is above or below the full
employment level (Potential GDP).
– The short-term interest rate that is consistent with
full-employment.

Taylor Rule Suggests Short-Term Rates Will Remain Low
Source: Federal Reserve Board of Governors, U.S.
Labor Department, Congressional Budget Office,
FHLBC Calculations

Short-Term Rates Have Moved Lower
• Other factors…
• Less short-term collateral available
• Suspension of the U.S. Treasury Supplemental
Financing Program (SFP) due to debt-ceiling
issues
– SFP: $200B Treasury Bill issuance program
designed to assist the Federal Reserve in its
liability management program was reduced to
$15B

Short-Term Rates Have Moved Lower
Source: Federal Reserve Board of Governors
Suspension
of the SFP
program.

FHLBC Short-Term Advance Rates
Source: Federal Home Loan Bank of Chicago

Impact On FHLBC Members
• Members who have concerns about rising interest
rates are extending the duration of their liabilities
with FHLBC advances to potentially enhance their
net interest margins when rates move higher.
• Popular term structures to prepare for higher rates:
– Fixed-rate term advances
– Floating-rate term advances with interest-rate
caps
– Symmetrical prepay advances

Fixed-Rate Advance (121): Locking In Low Rates
Source: Federal Home Loan Bank of Chicago

Floating-Rate Advance With An Interest Rate Cap (A390):
Source: Federal Home Loan Bank of Chicago

Symmetrical Prepay Advance (A420)
Source: Federal Home Loan Bank of Chicago
The member would have
seen a maximum gain of
$548K on February 1, 2011.

New Products
• Short-term floating rate advances
– Market Fed Effective Daily Floating Rate
Advance (A016)
– Late-Day Advances (A014 and A015)
– Member Overdraft Advance (A013)
• More to Come

Summary
• U.S. economic conditions are mixed as the economy
struggles to gain momentum.
• Employment and wage growth are the key economic
components.
• Members are utilizing the steep yield curve to enhance
their balance sheets using FHLBC products.
• Economic Uncertainties:
– Regulatory Changes
– End of Federal Reserve Purchases
– U.S. Fiscal Issues

FHLBC Member Services
• FHLBC Weekly Market Update
– Every Thursday afternoon at 3 p.m.
– Recent guests discussing topics such as:
 Commercial real estate
 Economic conditions
 Asset liability management
 Status of the municipal bond market
 Leverage strategies
More to come!

Contact Information
Matt Feldman Roger Lundstrom
mfeldman@fhlbc.com rlundstrom@fhlbc.com
312-565-5834 312-565-5714
Chad Brandt Patrick Quinn
cbrandt@fhlbc.com pquinn@fhlbc.com
312-565-6915 312-552-1733